EXHIBIT 99.1

                             TECH/OPS SEVCON, INC.


                   Certification of Periodic Financial Report
                       Pursuant to 18 U.S.C. Section 1350


     Each of the undersigned officers of Tech/Ops Sevcon, Inc. (the "Company") certifies, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q fairly presents, in all materail respects, the financial condition and results of operations of the Company.



Dated:  May 14, 2003                       /s/ Matthew Boyle
                                        -----------------------
                                         Matthew Boyle
                                         Chief Executive Officer



Dated:  May 14, 2003                      /s/ Paul A. McPartlin
                                         ----------------------
                                        Paul A. McPartlin
                                        Chief Financial Officer




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.